Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with the annual report of GB Sciences, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Zach Swarts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2022	By:	/s/ Zach Swarts
Zach Swarts
Chief Financial Officer